Exhibit 10.1

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.

Void after 5:00 P.M., Fort Lauderdale, Florida time, on February 15, 2011, or earlier as provided in this Warrant.	Right to Purchase ________ Shares of the Common Stock of Streicher Mobile Fueling, Inc.

STREICHER MOBILE FUELING, INC.

STOCK PURCHASE WARRANT

Streicher Mobile Fueling, Inc., a Florida corporation (the “Company”), hereby certifies that for value received, __[Name, Address and Social Security Number of Holder]_ or his/hers/its assigns (the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, an aggregate of _________ (___) fully paid and nonassessable shares (“Shares”) of the common stock of the Company (“Common Stock”), at an exercise price per Share equal to $[125% of the Share price] per Share. The number of Shares to be received upon the exercise of this Warrant and the price to be paid for a Share may be adjusted from time to time as hereinafter set forth. The exercise price of a Share in effect at any time and as adjusted from time to time is hereinafter referred to as the “Warrant Price.”

1. Term. Subject to redemption as provided herein, the purchase right represented by this Warrant for ______ Shares is exercisable until the earlier of (a) 5:00 P.M., Fort Lauderdale, Florida time, on February 15, 2011 (the “Regular Expiration”), or (b) 5:00 P.M., Fort Lauderdale, Florida time, on the last business day of the first full week after the first day that the Nasdaq “Official Closing Price” for the Company’s Common Stock has been equal to or greater than 200% of the Warrant Price for twenty (20) consecutive trading days (an “Early Termination”). The Company shall be under no obligation to furnish to any Holder a notice of the Regular Expiration of this Warrant. No Early Termination shall be effective, however, until thirty (30) calendar days after the Company has provided written notice of the Early Termination to the registered holder of this Warrant. Delay by the Company in giving any such notice shall not operate as a waiver of the Company’s right to declare an Early Termination, provided, however, that upon any Early Termination, this Warrant shall remain exercisable until 5:00 P.M., Fort Lauderdale, Florida time, on the last day of the thirty (30) day notice period.

2. Method of Exercise; Payment; Issuance of New Warrant.

(a) Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by any Holder hereof, in whole or in part, by the surrender of this Warrant (together with a duly executed notice of exercise, substantially in the form attached hereto as Exhibit A) at the principal office of the Company and the payment to the Company, in immediately available funds, of an amount equal to the then applicable Warrant Price per Share multiplied by the number of Shares then being purchased. If the Company is merged, acquired or consolidated pursuant to a transaction in which the Company is not the surviving party, such Holder may elect, or the Company may require, on the date of such merger, acquisition or consolidation, Holder to surrender some or all of the rights represented by this Warrant in exchange for a number of Shares equal to the value (as determined below) of the Warrant being surrendered, in which case the number of Shares to be issued to the Holder upon such surrender shall be computed using the following formula:

X	=	Y(A-B)
A

Where:	X	=	the number of Shares to be issued to the Holder.

Y	=	the number of Shares with respect to which this Warrant is being exercised.

A	=	the fair market value of one Share (based on the last Nasdaq “Official Closing Price” prior to the date of such merger, acquisition or consolidation).

B	=	Warrant Price.

(b) If any Holder does surrender such exercise right in conjunction with a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, then the fair market value of one share of Common Stock shall be the value received by the holders of the Company’s Common Stock pursuant to such transaction for each share of Common Stock, and such purchase shall be effective upon the closing of such transaction, subject to the due, proper and prior surrender of this Warrant; or

(c) In the event of an exercise of the purchase right represented by this Warrant, certificates for the Shares of stock so purchased shall be delivered to the exercising Holder hereof within thirty (30) days of the effective date of such purchase and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to such Holder hereof within such thirty-day period. Upon the effective date of such purchase, the exercising Holder shall be deemed to be the holder of record of the Shares, even if a certificate representing such Shares has not been delivered to such Holder or if such Shares have not yet been set forth on the stock transfer books of the Company.

3. Stock Fully Paid; Reservation of Shares. All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification or Merger. In case of any reclass-ification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassifi-cation or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company shall, as a condition precedent to such transaction, (i) require the surrender of the Warrant pursuant to Section 2 hereof, or (ii) execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the Holders shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each Share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by the holder of one share of Common Stock, or (iii) any combination thereof. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately adjusted. In the case of a subdivision, the Warrant Price shall be proportionately decreased and the number of Shares shall be proportionately increased. In the case of a combination, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

(c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend or other distribution with respect to Common Stock or any other equity interest in the Company which is payable in Common Stock (except any distribution specifically provided for in the foregoing Sections 4(a) and 4(b)) then the Warrant Price and the number of Shares purchaseable hereunder shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

(d) Adjustment of Number of Shares. When there is an adjustment in the Warrant Price and a corresponding increase in the number of Shares of Common Stock purchasable hereunder, the adjustment to the number of Shares shall be made by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter, with the adjustment being made to the nearest whole share.

5. Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

6. Notice of Certain Actions. In the event that the Company shall propose at any time:

(i) to declare any dividend or distribution upon any class or series of its stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(ii) to offer for subscription pro rata to the Holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

(iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its assets or property, or to liquidate, dissolve or wind up, whether voluntary or involuntary, then in connection with each such event, the Company shall send to the Holder:

(1) in respect of the matters referred to in (i) and (ii) above, at least ten (10) days’ prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote;

(2) in the case of the matters referred to in (iii) and (iv) above, at least ten (10) days’ prior written notice of the date for the determination of stockholders entitled to vote thereon (and specifying the date on which the holders of Common Stock Shares shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and

(3) prompt notice of any material change in the terms of any transaction described in (i) through (iv) above.

Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the Holders of the Warrants at the address for each such Holder as shown on the books of this Company.

7. Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefore in an amount determined in such reasonable manner as may be prescribed by the board of directors of the Company.

8. Redemption. The Company shall have the right to redeem the Warrant at any time after February 15, 2008, at $0.01 per share if the Common Stock trades at one hundred seventy-five percent (175%) of the Warrant Price for any twenty (20) consecutive trading days. The Company shall provide notice of redemption to the Holder during the next (30) thirty day period after such date. For purposes hereof, “trading day” shall mean any day on which the principal exchange or quotation service on which the Company’s Common Stock is traded is (i) open for trading and (ii) publishes a closing bid price for the Common Stock. At least sixty (60) days before the redemption date, the Company shall mail, or cause to be mailed, by first class mail, a notice of redemption to the Holder at the Holder’s address in the Company’s records. During such sixty (60) day period, the Warrant shall remain exercisable. The redemption notice shall state:

(a) the redemption date;

(b) the redemption price; and

(c) that this Warrant called for redemption must be surrendered to the Company to collect the redemption price.

9. Compliance with Securities Act. The Holders, by acceptance hereof, agree that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that no Holder will offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). Upon any acquisition or exercise of this Warrant or any portion thereof, the exercising Holder shall confirm in writing, in a form attached hereto as Exhibit B, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale other than by a registration statement filed by the Company. In addition, in the absence of such registration, the exercising Holder shall provide such additional information regarding such Holder’s financial and investment background as the Company may reasonably request. All Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

The Shares represented by this Certificate have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state and are “restricted securities” as that term is defined in Rule 144 under the Securities Act. Such Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act and the applicable state securities laws or pursuant to an exemption from registration thereunder, the availability of which is to be established to the satisfaction of counsel to the issuer.

10. Rights of Stockholders. Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolida-tion, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise before the Warrant or Warrants shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

11. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with Florida law.

12. Miscellaneous. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

STREICHER MOBILE FUELING, INC.

By:
Richard E. Gathright, President and Chief Executive Officer

Issue Date: February 15, 2007

EXHIBIT A
TO STOCK PURCHASE WARRANT

NOTICE OF EXERCISE

TO:	STREICHER MOBILE FUELING, INC.

1. The undersigned hereby elects to purchase ____________ Shares of Common Stock of Streicher Mobile Fueling, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said Shares of Common Stock in the name of the undersigned or in such other names as is specified below:

3. [For use only in the absence of an effective registration statement covering the Shares] The undersigned represents that the aforesaid Shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Exhibit B.

Date:
(Signature)

EXHIBIT B
TO STOCK PURCHASE WARRANT

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

COMPANY:	STREICHER MOBILE FUELING, INC.

SECURITY:	COMMON STOCK PURCHASE WARRANT AND UNDERLYING COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed securities (the “Securities”), the undersigned (the “Purchaser”) represents to the Company the following:

(a) The Purchaser is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing these Securities for the Purchaser’s own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if the Purchaser’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities except as set forth in the Warrant. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non- public offering subject to the satisfaction of certain conditions.

(e) The Purchaser further understands that at the time the Purchaser wishes to sell the Securities there may be no public market upon which to make such a sale.

(f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Signature of Purchaser:

Date:

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